Exhibit 99.1

Applied Optoelectronics Reports Record Second Quarter 2015 Results

Sugar Land, Texas, August 5, 2015 – Applied Optoelectronics, Inc. (NASDAQ: AAOI), a leading provider of fiber-optic access network products for the internet datacenter, cable broadband and fiber-to-the-home markets, today announced financial results for its second quarter ended June 30, 2015.

“We delivered record second quarter results with strong growth in both revenue and net income. With the steady supply of optical light engines coupled with our ability to accelerate shipments for 40Gbps transceivers, datacenter revenue grew by 65% year-over-year. We also achieved CATV revenue growth of 54% year-over-year driven by new products and design wins for node and head-end replacements,” said Dr. Thompson Lin, Applied Optoelectronics Inc. founder and CEO. “The move to advanced optics in the datacenter and DOCSIS 3.1 upgrades in CATV will drive significant market growth and we are poised to capitalize on these opportunities given our leadership position in developing and manufacturing advanced optical devices.”

Second Quarter 2015 Financial Summary

•	Total revenue grew to $49.6 million, up 52% compared with $32.7 million in the second quarter 2014 and up 64% compared with $30.2 million in the first quarter 2015.

•	GAAP gross margin was 33.7%, compared with 34.3% in the second quarter 2014 and 33.2% in the first quarter 2015. Non-GAAP gross margin was 33.7%, compared with 34.4% in the second quarter 2014 and 33.3% in the first quarter 2015.

•	GAAP net income was $6.1 million or $0.38 per diluted share, compared with net income of $1.9 million or $0.12 per diluted share in the second quarter 2014 and a net loss of $0.7 million or a $0.05 loss per basic share in the first quarter 2015.

•	Non-GAAP net income was $6.1 million or $0.38 per diluted share, compared with non-GAAP net income of $2.3 million or $0.15 per diluted share in the second quarter 2014 and non-GAAP net income of $0.3 million or $0.02 per diluted share in the first quarter 2015.

•	On June 30, 2015, cash, cash equivalents, short-term investments and restricted cash totaled $44.3 million, an increase from the March 31, 2015 balance of $28.1 million.

A reconciliation between all GAAP and non-GAAP information referenced above is contained in the tables below. Please also refer to “Non-GAAP Financial Measures” below for a description of these non-GAAP financial measures.

Third Quarter 2015 Business Outlook (+)

For the third quarter of 2015, the company currently expects:

•	Revenue in the range of $51.0 million to $54.0 million
•	Non-GAAP gross margin in the range of 33.5% to 34.5%
•	Non-GAAP net income in the range of $6.5 million to $7.5 million, and non-GAAP fully diluted earnings per share in the range of $0.37 to $0.42 using approximately 17.8 million shares

(+) Please refer to the note below on forward-looking statements and the risks involved with such statements as well as the note on non-GAAP financial measures.

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Conference Call Information

Applied Optoelectronics will host a conference call today, August 5, 2015 at 4:30 p.m. Eastern time / 3:30 p.m. Central time for analysts and investors to discuss its second quarter results and outlook for its third quarter of 2015. Open to the public, investors may access the call by dialing (719) 457-2727. A live audio webcast of the conference call along with supplemental financial information will also be accessible on the company's website at investors.ao-inc.com. Following the webcast, an archived version will be available on the website for one year. A telephonic replay of the call will be available two hours after the call and will run for five business days and may be accessed by dialing (719) 457-0820 and entering passcode 8630023.

Forward-Looking Information

This press release contains forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions and current expectations, which could cause the company’s actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include but are not limited to: reduction in the size or quantity of customer orders; change in demand for the company’s products due to industry conditions; changes in manufacturing operations; volatility in manufacturing costs; delays in shipments of products; disruptions in the supply chain; change in the rate of design wins or the rate of customer acceptance of new products; the company’s reliance on a small number of customers for a substantial portion of its revenues; potential pricing pressure; a decline in demand for our customers products or their rate of deployment of their products; general conditions in the internet datacenter, CATV or FTTH markets; changes in the world economy (particularly in the United States and China); the negative effects of seasonality; and other risks and uncertainties described more fully in the company’s documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact the company’s business are set forth in the “Risk Factors” section of the company’s quarterly and annual reports on file with the Securities and Exchange Commission. In some cases, you can identify forward-looking statements by terminology such "believe," "may," "estimate," "continue," "anticipate," "intend," "should," "could," "would," "target," "seek," "aim," "believe," "predicts," "think," "objectives," "optimistic," "new," "goal," "strategy," "potential," "is likely," "will," "expect," "plan" "project," "permit"  or by other similar expressions that convey uncertainty of future events or outcomes. You should not rely on forward-looking statements as predictions of future events. All forward-looking statements in this press release are based upon information available to us as of the date hereof, and qualified in their entirety by this cautionary statement. Except as required by law, we assume no obligation to update forward-looking statements for any reason after the date of this press release to conform these statements to actual results or to changes in the company’s expectations.

Non-GAAP Financial Measures

We provide non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings per share, and other non-GAAP measures like Adjusted EBITDA to eliminate the impact of items that we do not consider indicative of our overall operating performance. To arrive at our non-GAAP gross profit, we exclude stock-based compensation expense and non-recurring expenses, if any, from our GAAP gross profit. To arrive at our non-GAAP income (loss) from operations, we exclude all amortization of intangible assets, stock-based compensation expense and non-recurring expenses, if any, from our GAAP net income (loss) from operations. Included in our Q4 non-recurring expenses are items related to the relocation of our Taiwan plant and certain non-recurring expenses related to our fiber-to-the-home business. To arrive at Adjusted EBITDA, we exclude these same items and, additionally, exclude asset impairment charges, loss (gain) from disposal of idle assets, unrealized exchange loss (gain), interest (income) expense, on a net basis, provision for (benefit from) income taxes and depreciation expense, from our GAAP net income (loss). We believe that our non-GAAP measures are useful to investors in evaluating our operating performance for the following reasons:

•	We believe that elimination of items such as stock-based compensation expense, non-recurring expenses, amortization and tax is appropriate because treatment of these items may vary for reasons unrelated to our overall operating performance;
•	We believe that non-GAAP measures provide better comparability with our past financial performance, period-to-period results and with our peer companies, many of which also use similar non-GAAP financial measures; and
•	We anticipate that investors and securities analysts will utilize non-GAAP measures to evaluate our overall operating performance.
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Adjusted EBITDA and other non-GAAP measures should not be considered as an alternative to gross profit, income (loss) from operations, net income (loss) or any other measure of financial performance calculated and presented in accordance with GAAP. Our Adjusted EBITDA and other non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate Adjusted EBITDA or such other non-GAAP measures in the same manner. We have not reconciled the non-GAAP measures included in our guidance to the appropriate GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis. GAAP measures that impact our non-GAAP financial measures may include stock-based compensation expense, non-recurring expenses, amortization of intangible assets, unrealized exchange loss (gain), asset impairment charges, and loss (gain) from disposal of idle assets. These GAAP measures cannot be reasonably predicted and may directly impact our non-GAAP gross margin, our non-GAAP net income and our non-GAAP fully-diluted earnings per share, although changes with respect to certain of these measures may offset other changes. In addition, certain of these measures are out of our control. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

About Applied Optoelectronics

Applied Optoelectronics, Inc. (AOI) is a leading developer and manufacturer of advanced optical products, including components, modules and equipment. AOI's products are the building blocks for broadband fiber access networks around the world, where they are used in the internet datacenter, CATV broadband and fiber-to-the-home markets. AOI supplies optical networking lasers, components and equipment to tier-1 customers in all three of these markets. In addition to its corporate headquarters, wafer fab and advanced engineering and production facilities in Sugar Land, TX, AOI has engineering and manufacturing facilities in Taipei, Taiwan and Ningbo, China. For additional information, visit www.ao-inc.com.

Investor Relations Contacts:

The Blueshirt Group, Investor Relations

Maria Riley

+1-415-217-7722

ir@ao-inc.com

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Applied Optoelectronics, Inc.

Preliminary Condensed Consolidated Balance Sheets

(In thousands, except per share data)

	June 30, 2015	December 31, 2014
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash, Cash Equivalents and Short term investments	$39,231	$40,873
Accounts Receivable, Net	32,907	31,589
Inventories	52,451	33,780
Notes Receivable	–	980
Other Receivables	2,357	1,659
Prepaid Expenses and Other Current Assets	5,674	4,358
Total Current Assets	132,620	113,239

Cash restricted for Construction in Progress	5,089	–
Property, Plant And Equipment, Net	78,979	64,808
Land Use Rights, Net	919	930
Intangible Assets, net	3,837	3,833
Other Assets	1,303	860
TOTAL ASSETS	$222,747	$183,670

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts Payable	$29,755	$30,799
Accrued Expenses	7,348	6,940
Banker's Acceptance Payable	2,660	1,271
Bank Loan-Short Term	27,686	8,205
Current Portion of Long Term Debt	3,304	1,386
Total Current Liabilities	70,753	48,601

Long Term Debt	29,596	19,057
Other Long Term Liability	500	1,000
TOTAL LIABILITIES	100,849	68,658

STOCKHOLDERS' EQUITY
TOTAL STOCKHOLDERS' EQUITY	121,898	115,012

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$222,747	$183,670

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Applied Optoelectronics, Inc.

Preliminary Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
Revenue	2015	2014	2015	2014
CATV	$16,428	$10,646	$28,442	$20,394
Datacenter	29,610	17,899	45,926	29,474
FTTH	1,287	3,096	1,409	5,312
Other	2,307	1,009	4,089	2,329
Total Revenue	49,632	32,650	79,866	57,509

Total Cost of Goods Sold	32,901	21,462	53,084	37,668

Total Gross Profit	16,731	11,188	26,782	19,841

Operating Expenses:
Research & Development	4,701	4,009	9,506	7,555
Sales and Marketing	1,607	1,497	3,166	2,830
General and administrative	4,534	3,952	9,537	7,506
Total Operating Expenses	10,842	9,458	22,209	17,891

Operating Income	5,889	1,730	4,573	1,950

Other Income:
Interest Income	80	106	154	185
Interest Expense	(300)	(59)	(425)	(221)
Other Income (Expense)	(132)	40	198	132
Foreign Exchange Gain	687	187	1,049	68
Total Other Income:	335	274	976	164

Net Income before Income Taxes	6,224	2,004	5,549	2,114

Income Tax	(135)	(85)	(135)	(110)

Net Income	6,089	1,919	5,414	2,004

Net income per share attributable to common stockholders
basic	$0.41	$0.13	$0.36	$0.15
diluted	$0.38	$0.12	$0.34	$0.14

Weighted-average shares used to compute net income per share attributable to common stockholders
basic	14,936	14,785	14,891	13,794
diluted	15,872	15,642	16,015	14,621

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Applied Optoelectronics, Inc.

Preliminary Condensed Consolidated NON GAAP Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
Revenue	2015	2014	2015	2014
CATV	$16,428	$10,646	$28,442	$20,394
Datacenter	29,610	17,899	45,926	29,474
FTTH	1,287	3,096	1,409	5,312
Other	2,307	1,009	4,089	2,329
Total Revenue	49,632	32,650	79,866	57,509

Total Cost of Goods Sold	32,882	21,432	53,049	37,613

Total Gross Profit	16,750	11,218	26,817	19,896

Operating Expenses:
Research & Development	4,644	3,978	9,395	7,500
Sales and Marketing	1,553	1,472	3,062	2,782
General and administrative	3,974	3,424	8,100	6,493
Total Operating Expenses	10,171	8,874	20,557	16,775

Operating Income	6,579	2,344	6,260	3,121

Other Income (Expense):
Interest Income	80	106	154	185
Interest Expense	(300)	(59)	(425)	(221)
Other Income (Expense)	20	40	350	132
Foreign Exchange Gain (Loss)	(160)	4	158	71
Total Other Income (Expenses):	(360)	91	237	167

Net Income before Income Taxes	6,219	2,435	6,497	3,288

Income Tax	(135)	(85)	(135)	(110)

Net Income	6,084	2,350	6,362	3,178

Net income per share attributable to common stockholders
basic	$0.41	$0.16	$0.43	$0.23
diluted	$0.38	$0.15	$0.40	$0.22

Weighted-average shares used to compute net income per share attributable to common stockholders
basic	14,936	14,785	14,891	13,794
diluted	15,872	15,642	16,015	14,621

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Applied Optoelectronics, Inc.

Reconciliation of Statements of Operations under GAAP and Non-GAAP

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
GAAP total gross profit	$16,731	$11,188	$26,782	$19,841
Share-based compensation expense	19	30	35	55
Non-GAAP income from gross profit	16,750	11,218	26,817	19,896

GAAP research and development expense	4,701	4,009	9,506	7,555
Share-based compensation expense	57	31	111	55
Non-GAAP research and development expense	4,644	3,978	9,395	7,500

GAAP sales and marketing expense	1,607	1,497	3,166	2,830
Share-based compensation expense	54	25	104	48
Non-GAAP sales and marketing expense	1,553	1,472	3,062	2,782

GAAP general and administrative expense	4,534	3,952	9,537	7,506
Share-based compensation expense	404	433	800	849
Amortization expense	102	95	202	164
Non Recurring expense	54	0	435	0
Non-GAAP general and administrative expense	3,974	3,424	8,100	6,493

GAAP total operating expense	10,842	9,458	22,209	17,891
Share-based compensation expense	515	489	1,015	952
Amortization expense	102	95	202	164
Non Recurring expense	54	0	435	0
Non-GAAP total operating expense	10,171	8,874	20,557	16,775

GAAP operating income	5,889	1,730	4,573	1,950
Share-based compensation expense	534	519	1,050	1,007
Amortization expense	102	95	202	164
Non Recurring expense	54	0	435	0
Non-GAAP operating income	6,579	2,344	6,260	3,121

GAAP other income	335	274	976	164
Unrealized exchange loss (gain)	(848)	(183)	(892)	3
Non Recurring expense	153	0	153	0
Non-GAAP other income (loss)	(360)	91	237	167

GAAP net income	6,089	1,919	5,414	2,004
Amortization of intangible assets	102	95	202	164
Share-based compensation expense	534	519	1,050	1,007
Non Recurring charges	207	0	588	0
Unrealized exchange loss (gain)	(848)	(183)	(892)	3
Non-GAAP net income	6,084	2,350	6,362	3,178

GAAP net income	6,089	1,919	5,414	2,004
Amortization of intangible assets	102	95	202	164
Share-based compensation expense	534	519	1,050	1,007
Depreciation expense	2,176	1,336	4,111	2,506
Non Recurring charges	207	0	588	0
Unrealized exchange loss (gain)	(848)	(183)	(892)	3
Interest (income) expense, net	220	(47)	271	36
Taxes related to the above	135	85	135	110
Adjusted EBITDA	$8,615	$3,724	$10,879	$5,830

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